UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest reported event): September 22, 2005

                               MOTIENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-23044              93-0976127
(State or Other Jurisdiction of       (Commission          (IRS Employer
      Incorporation)                  File Number)       Identification No.)

     300 Knightsbridge Pkwy.
        Lincolnshire, IL                                      60069
      (Address of Principal                                (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code: 847-478-4200

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

         [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our most recent registration statements on Form S-1, our annual report on Form 10-K for the year ended December 31, 2004, and our quarterly report on Form 10-Q for the quarter ended June 30 30, 2005. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Additional Information to be Filed with the SEC

In the event that Motient enters into a definitive agreement relating to the proposed transaction, Motient plans to file with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction, and also plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the proposed transaction. The Registration Statement and the Proxy Statement will contain important information about Motient, SkyTerra, TMI Communications & Company, MSV, TerreStar, the transaction, and related matters. Investors and existing security holders are urged to read the Registration Statement and the Proxy Statement carefully when they become available.

Investors and existing security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement and other documents filed with the SEC by Motient and SkyTerra through the investor relations sections of the web sites of the respective companies or through the EDGAR system available at the SEC web site at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement from Motient or from SkyTerra by contacting the investor relations department of either company.




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


Item 8.01 - Other Events

Motient Corporation issued a press release, dated September 22, 2005, which is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

               (c) Exhibit 99.1   Press release dated September 22, 2005


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOTIENT CORPORATION



                                           By:/s/ Robert Macklin
                                              -----------------------------
                                              Robert Macklin
                                              Secretary and General Counsel

Date:  September 22, 2005



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